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                                                                   EXHIBIT 10.64


                   FORM OF SUPPLEMENT TO PURCHASE AGREEMENT
                   ----------------------------------------

     THIS SUPPLEMENT TO PURCHASE AGREEMENT (this "Supplement") is made as of [DATE], by and among ZEFER Corp., a Delaware corporation (the "Company") and GTCR Fund VI, L.P., a Delaware limited partnership ("GTCR Fund VI"), GTCR VI Executive Fund, L.P., a Delaware limited partnership ("Executive Fund") and GTCR Associates VI, a Delaware general partnership ("Associates Fund") (each a "Purchaser" and collectively the "Purchasers"). Except as otherwise indicated herein, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

     The Company and the Purchasers are parties to a Purchase Agreement dated as of March 23, 1999, as amended as of the date hereof (the "Purchase Agreement"). Pursuant to Section 1B of the Purchase Agreement, the Purchasers desire to purchase, and the Company desires to sell, [Number of shares of Class A Preferred Stock] shares of Class A Preferred for an aggregate purchase price of $[Aggregate Purchase Price] (the "Class A Preferred"). The shares of Class A Preferred purchased hereunder constitute Investor Stock and Restricted Securities under the Purchase Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Authorization and Closing

     1A. Authorization of the Class A Preferred. The Company has authorized the issuance and sale to the Purchasers of up to 61,973.704 shares of its Class A Preferred, having the rights and preferences set forth in the Company's certificate of incorporation (the "Certificate of Incorporation").

     1B. Purchase and Sale of the Class A Preferred. At the Closing (as defined in Section 1C below), subject to the terms and conditions set forth herein, (i) GTCR Fund VI shall purchase from the Company and the Company shall sell to GTCR Fund VI, [number of GTCR Fund VI shares] shares of Class A Preferred for an aggregate purchase price of $[GTCR Fund VI Purchase Price],
(ii) the Executive Fund shall purchase from the Company and the Company shall sell to the Executive Fund, [number of Executive Fund shares] shares of Class A Preferred for an aggregate purchase price of $[Executive Fund Purchase Price] and (iii) the Associates Fund shall purchase from the Company and the Company shall sell to the Associates Fund, [number of Associates Fund shares] shares of Class A Preferred for an aggregate purchase price of $[Associates Fund Purchase Price].

     1C. The Closing. The closing of the purchase and sale of the Class A Preferred (the "Closing") shall take place at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 at 10:00 a.m. on [DATE]. At the Closing, the Company shall deliver to each Purchaser a stock certificate evidencing the shares of Class A Preferred to be purchased by such Purchaser, registered in such Purchaser's name, upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company.
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     Section 2.  Representations and Warranties of the Company.  As a material inducement to the Purchasers to enter into this Agreement and purchase the Class A Preferred, the Company hereby represents and warrants to the Purchasers that:
(i) the execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company; (ii) this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms; and (iii) the execution and delivery by the Company of this Agreement, the offering, sale and issuance of the Class A Preferred hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (A) conflict with or result in a breach of the terms, conditions or provisions of, (B) constitute a default under, (C) result in the creation of any lien, security interest, charge or encumbrance upon the capital stock or assets of the Company or any of its Subsidiaries pursuant to, (D) give any third party the right to modify, terminate or accelerate any obligation under, (E) result in a violation of, or (F) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or bylaws of the Company or any of its Subsidiaries, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is a party or by which it is bound.

     Section 3. Purchasers' Investment Representations. Each Purchaser hereby represents that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent such Purchaser and any subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 4 of the Purchase Agreement.

     Section 4.  Miscellaneous.

     4A. Remedies. Each holder of Investor Stock shall have all rights and remedies set forth in the Purchase Agreement, this Agreement and the Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     4B. Legend. Each certificate for Restricted Securities issued pursuant to this Agreement shall be imprinted with a legend in substantially the following form:

       "The securities represented by this certificate were originally issued on [DATE], and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in a Purchase Agreement, dated as of March 23, 1999 (as amended, modified and supplemented from time to time), between the issuer (the "Company") and certain investors, and the Company

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       reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge. The securities represented by this certificate are subject to a Stockholders Agreement dated as of March 23, 1999 (as amended, modified and supplemented from time to time), among the Company and certain of the Company's stockholders. A copy of such Stockholders Agreement will be furnished without charge by the Company to the holder hereof upon written request."

     4C. Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the Investor Stock. No other course of dealing between the Company and the holder of any Class A Preferred or any delay in exercising any rights hereunder or under the Certificate of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Class A Preferred held by the Company shall not be deemed to be outstanding.

     4D. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on its behalf

     4E. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

     4F. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     4G. Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     4H. Descriptive Headings, Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     4I. Governing Law. The laws of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders and all other questions concerning the construction, validity and interpretation of this Agreement, without giving effect to any choice of

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law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     4J. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Purchasers and to the Company at the addresses indicated in the Purchase Agreement or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.


                       *          *          *          *

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     IN WITNESS WHEREOF, the parties hereto have executed this Supplement to
Purchase Agreement on the date first written above.

                              ZEFER Corp.

                              By:  /s/ Sean W. Mullaney
                                   --------------------
                              Its:  Executive Vice President and General Counsel

                              GTCR FUND VI, L.P.

                              By:  GTCR Partners VI, L.P.
                              Its:   General Partner

                                     By:  GTCR Golder Rauner, LLC
                                     Its:   General Partner

                                     By:  /s/ Philip A. Canfield
                                          ----------------------
                                     Its:   Principal

                              GTCR VI EXECUTIVE FUND, L.P.

                                     By:  GTCR Partners VI, L.P.
                                     Its:   General Partner

                                     By:  GTCR Golder Rauner, LLC
                                     Its:   General Partner

                                     By:  /s/ Philip A. Canfield
                                          ----------------------
                                     Its:  Principal

                              GTCR ASSOCIATES VI, L.P.

                                     By:  GTCR Partners VI, L.P.
                                     Its:  General Partner

                                     By:  GTCR Golder Rauner, LLC
                                     Its:  General Partner

                                     By:  /s/ Philip A. Canfield
                                          ----------------------
                                     Its:  Principal

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     This Form has been executed on the following dates with the number of shares and purchase prices noted for each such date:

     DATE:    January 12, 2000

     Number of Shares of Class A Preferred Stock:                      1,500

     Aggregate Purchase Price:                                    $1,500,000

     Number of GTCR Fund VI shares:                                1,485.983

     GTCR Fund VI Purchase Price:                                 $1,458,983

     Number of Executive Fund Shares:                                 10.653

     Executive Fund Purchase Price:                               $   10,653

     Number of Associates Fund Shares:                                 3,365

     Associates Fund Purchase Price:                              $    3,365


     DATE:    January 25, 2000

     Number of Shares of Class A Preferred Stock:                      3,350

     Aggregate Purchase Price:                                    $3,350,000

     Number of GTCR Fund VI shares:                                3,318.694

     GTCR Fund VI Purchase Price:                                 $3,318,694

     Number of Executive Fund Shares:                                 23.792

     Executive Fund Purchase Price:                               $   23,792

     Number of Associates Fund Shares:                                 7.514

     Associates Fund Purchase Price:                              $    7,514


     DATE:    February 25, 2000

     Number of Shares of Class A Preferred Stock:                10,029.6610

     Aggregate Purchase Price:                                  $ 10,029,661

     Number of GTCR Fund VI shares:                                9,936.002

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     GTCR Fund VI Purchase Price:                                  9,936,002

     Number of Executive Fund Shares:                                 71.241

     Executive Fund Purchase Price:                             $     71,241

     Number of Associates Fund Shares:                                22.418

     Associates Fund Purchase Price:                            $     22,418


     DATE:    May 1, 2000

     Number of Shares of Class A Preferred Stock:                  3,678.124

     Aggregate Purchase Price:                                    $3,678,124

     Number of GTCR Fund VI shares:                                3,643.752

     GTCR Fund VI Purchase Price:                                 $3,643,752

     Number of Executive Fund Shares:                                 26.122

     Executive Fund Purchase Price:                               $   26,122

     Number of Associates Fund Shares:                                 8.250

     Associates Fund Purchase Price:                              $    8,250


     DATE:    June 19, 2000

     Number of Shares of Class A Preferred Stock:                  2,006.249

     Aggregate Purchase Price:                                    $2,006,249

     Number of GTCR Fund VI shares:                                1,987.501

     GTCR Fund VI Purchase Price:                                 $1,987,501

     Number of Executive Fund Shares:                                 14.248

     Executive Fund Purchase Price:                               $   14,248

     Number of Associates Fund Shares:                                 4.500

     Associates Fund Purchase Price:                              $    4,500

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     DATE:    July 10, 2000

     Number of Shares of Class A Preferred Stock:                  3,343.749

     Aggregate Purchase Price:                                    $3,343,749

     Number of GTCR Fund VI shares:                                3,312.502

     GTCR Fund VI Purchase Price:                                 $3,312,502

     Number of Executive Fund Shares:                                 23.747

     Executive Fund Purchase Price:                               $   23,747

     Number of Associates Fund Shares:                                 7.500

     Associates Fund Purchase Price:                              $    7,500


     Date: August 2, 2000

     Number of Shares of Class A Preferred Stock:                  2,674.999

     Aggregate Purchase Price:                                    $2,674,999

     Number of GTCR Fund VI Shares:                                2,650.001

     GTCR Fund VI Purchase Price:                                 $2,650,001

     Number of Executive Fund Shares:                                 18.998

     Executive Fund Purchase Price:                               $   18,998

     Number of Associates Fund Shares:                                 6.000

     Associates Fund Purchase Price:                              $    6,000


     Date: August 9, 2000

     Number of Shares of Class A Preferred Stock:                  2,006.249

     Aggregate Purchase Price:                                    $2,006,249

     Number of GTCR Fund VI Shares:                                1,987.501

     GTCR Fund VI Purchase Price:                                 $1,987,501

     Number of Executive Fund Shares:                                 14.284

     Executive Fund Purchase Price:                               $   14,284

     Number of Associates Fund Shares:                                 4.500

     Associates Fund Purchase Price:                              $    4,500



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